EXHIBIT 3.1





                               SECRETARY OF STATE

                                      (SEAL
                         THE GREAT SEAL OF THE STATE OF
                                     NEVADA)

                                 STATE OF NEVADA




                                CORPORATE CHARTER



I, DEAN HELLER the duly elected and qualified Nevada Secretary of State, do hereby certify that AMERICAN CONSTRUCTION COMPANY did on August 5, 2002 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.






                                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Las, Vegas, Nevada, on August 5, 2002.


                                 /s/ Dean Heller

                                      DEAN HELLER
                                      Secretary of State



                                 By  /s/ Marci Colton
                                      Certification Clerk
(SEAL)

  NAME: AMERICAN CONSTRUCTION COMPANY

FILE TYP/NR C     019485-2002 ST NEVADA         INC ON AUG 5, 2002 FOR PERPETUAL
  STATUS: ARTICLES FILED       : O8-05-02     NUMBER OF PAGES FILED:   1   MDC
     TYPE: REGULAR
  PURPOSE: ALL LEGAL ACTIVITIES
           $175 1CC P/U                       CAPITAL:         $75,000
PAR SHRS:      75,000,000    PAR VAL:   $.001         NR NO PAR SHRS:
  RA NBR:       82445
         NO OFFICERS LISTED                               ARTICLES F
  RA     INCORP SERVICES, INC.       SUITE 1400                 ACCEPTED  080502
   3675 PECOS-MCLEOD               LAS VEGAS                     NV 89121 + 3881
  FILER  INCORP SERVICES, INC.       SUITE 1400
   3675 PECOS-MCLEOD               LAS VEGAS                      NV89121 + 3851










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Date: 08/06/02 Time:09:01:19

                                                                FILED: #09485-02
                                                                Office Use Only
                                                                  AUG 05 2002
       DEAN HELLER                           Articles          IN THE OFFICE OF
(SEAL) Secretary of State                of Incorporation      /S/ DEAN HELLER
       202 North Carson Street,        (PURSUANT TO NRS 78)       DEAN HELLER
       Carson City, Nevada                                    SECRETARY OF STATE
       89701-4201                   Important: Read attached instructions before
       (775) 884-5706                          completing

1.  Name of Corporation American Construction Company
                        --------------------------------------------------------
                        NAME

2. Resident Agent Name  Incorp Services, Inc.
and Street Address:     PHYSICAL STREET ADDRESS     CITY                  ZIP
(Must be a Nevada       3675 Pecos-McLeod,       Las Vegas   Nevada   89121-3881
address where process   Suite 1400
may be served)
                        ADDITIONAL MAILING ADDRESS  CITY        STATE     ZIP

                        --------------------------------------------------------

3.  Shares:             Number of Shares                    Number of Shares
(No of shares corpor-   with par value        Par Value     Without par value
ation authorized to     75,000,000            $0.001        None
issue)
                        --------------------------------------------------------

4.  Names, Addresses    The First Board of Directors shall consist of  one
Number of Board of      members whose names and addresses are as follows:
Directors/Trustees:
                        1. NAME  Jeff Mabry

                        STREET ADDRESS              CITY        STATE     ZIP
                        4340 East Charleston       Phoenix     Arizona   85032

                        2. NAME

                        STREET ADDRESS              CITY        STATE     ZIP


                        3. NAME

                        STREET ADDRESS              CITY        STATE     ZIP


                        4. NAME

                        STREET ADDRESS              CITY        STATE     ZIP

                        --------------------------------------------------------
5.  Purpose             The purpose of this corporation shall be
(Optional-See
instructions)           All legal purposes.
                        --------------------------------------------------------
6.  Other Matters:
(See instructions)      Number of additional pages:
                        --------------------------------------------------------
7.  Names, Addresses    Kevin C. Mellor             /s/ Kevin C. Mellor
and Signatures of                                   ----------------------------
Incorporators:          NAME                        Signature
(If more than two       STREET ADDRESS              CITY        STATE     ZIP
incorporators please    Suite #4 Temple Building,   Charlestown Nevis     N/A
attach additional       Main and Prince William Sts
pages)

                                                    ----------------------------
                        NAME                        Signature
                        STREET ADDRESS              CITY        STATE     ZIP


                        --------------------------------------------------------
8.  Certificate of      Jennifer Reuting on behalf
Acceptance of           of Incorp. Serivces, Inc.     hereby accepts appointment
Appointment of                                        as Resident Agent for the
Resident Agent:                                       above named corporation.

                        /s/ Jennifer Reuting
                        ----------------------------------
                        Authorized Signature of R.A. or On       Date
                        Behalf of R.A. Company

                        --------------------------------------------------------
This form must be accompanied by appropriate fees.  See attached fee schedule.